UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 20, 2011

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	000-51199 (Commission File Number)	42-1579325 (IRS Employer Identification No.)

2901 Butterfield Road, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (630) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure

(a)        Determination of Estimated Per-Share Value

On June 14, 2011, the board of directors (the “Board”) of Inland Western Retail Real Estate Trust, Inc. (the “Company”) established an estimated per-share value of the Company’s common stock of $6.95.  This estimated per-share value is being provided solely to assist broker dealers in connection with their obligations under applicable Financial Industry Regulatory Authority (“FINRA”) rules with respect to customer account statements and to assist fiduciaries in discharging their obligations under ERISA reporting requirements.  The estimated value was determined by the use of a combination of different indicators and an internal assessment of value utilizing internal financial information under a common means of valuation under the direct capitalization method.  No independent appraisals were obtained. Specifically, the estimate of the estimated per-share value was made with primary consideration of the valuation of the Company’s real estate assets which was determined by the Company’s management using methodologies consistent with publicly traded real estate investment trusts in establishing net asset values, and the estimated values of other assets and liabilities determined by the Company’s management as of March 31, 2011.

The estimated per-share value is only an estimate and may not reflect the actual value of our shares or the price that a third party may be willing to pay to acquire our shares.  The Board, in part, relied upon third party sources in arriving at this estimated value, which reflects, among other things, the continuing impact of adverse trends in the economy, the real estate industry and the current public equity markets.  Because this is only an estimate, we may subsequently revise any estimated valuation that is provided.  We cannot provide assurance that:

•                                        this estimate of value reflects the price or prices at which our common stock would or could trade if it were listed on a national stock exchange or included for quotation on a national market system; or

•                                        this estimate of value could actually be realized by us or by our shareholders upon liquidation; or

•                                        shareholders could realize this estimate of value if they were to attempt to sell their shares of common stock now or in the future; or

•                                        the methodology utilized to estimate the per-share value, would be found by any regulatory authority to comply with requirements of such regulatory authority, including requirements under ERISA, FINRA rules, other regulatory requirements or applicable law.

Further, the estimated per-share value was calculated as of a moment in time, and, although the value of the Company’s shares will fluctuate over time as a result of, among other things, developments related to individual assets and changes in the real estate and capital markets, the Company does not undertake to update the estimated value per share on a regular basis.

(b)        Share Purchase Price for Distribution Reinvestment Program

In conjunction with the Company’s estimated per-share value, the Board amended the Company’s Distribution Reinvestment Program (“DRP”), effective August 31, 2011, solely to modify the purchase price.  Under the DRP, a shareholder may acquire, from time to time, additional shares of our stock by reinvesting cash distributions payable by us to such shareholder, without incurring any brokerage commission, fees or service charges. Thus, on or after August 31, 2011, additional shares of our stock purchased under the DRP will be purchased at a price of $6.95 per share.

(c)        Declaration of Distributions

On June 14, 2011, the Board of the Company declared the second quarter 2011 distribution of $0.0625 per share, payable on July 11, 2011, to shareholders of record at the close of business on June 30, 2011.  This represents the seventh consecutive quarter-to-quarter increase in distribution rates and equates to a 2.5% annualized yield assuming a purchase price of $10.00 per share or a 3.6% annualized yield based upon the new estimated per-share value of $6.95.  Each distribution is determined quarterly by our board of directors and the annualized yield is not necessarily indicative of future distributions.

(d)        Investor Relations Material

The Company first used the material attached hereto as Exhibit 99.1 on June 20, 2011 as part of the Company’s investor relations program.  A copy of this material is being posted on the Company’s website, www.inlandwestern.com.

The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

The following Exhibit is included with this Report:

99.1                    Investor relations material of Inland Western Retail Real Estate Trust, Inc.

The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” “position,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby.  These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment.  Such risks and uncertainties could cause actual results to differ materially from those projected.  These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INLAND WESTERN RETAIL REAL
ESTATE TRUST, INC.
(Registrant)

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Executive Vice President, General
Date: June 20, 2011		Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor relations material of Inland Western Retail Real Estate Trust, Inc.